UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2009 (May 28, 2009)
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Office)	07054 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None

(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
New Timeshare Receivables Term Financing
On May 28, 2009, Wyndham Worldwide Corporation’s subsidiary Sierra Timeshare 2009-1 Receivables Funding LLC (the “Issuer”) issued $225,000,000 aggregate principal amount of 9.79% Vacation Timeshare Loan Backed Notes, Series 2009-1, due 2025 (the “Notes”) under the Indenture and Servicing Agreement, dated as of May 28, 2009, by and among the Issuer, Wyndham Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent (the “Indenture”). The notes are secured under the Indenture primarily by a pool of pledged loans, each relating to the financing of one or more vacation ownership interests by a consumer, and related pledged assets. A copy of the Indenture is attached hereto as Exhibit 10.1, and is incorporated by reference herein. Certain of the initial purchasers of the Notes, the Trustee and the Collateral Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses. Certain of the initial purchasers are affiliates of one or more entities who also serve as investors, or as administrators of investors, with respect to asset-backed commercial paper conduits that hold certain Secured Variable Funding Notes, issued by our subsidiaries Sierra Timeshare Conduit Receivables Funding Company, LLC and Sierra Timeshare Conduit Receivables Funding Company II, LLC, which were partially or fully repaid with the proceeds from the sale of the Notes.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
Exhibit 10.1	Indenture and Servicing Agreement, dated as of May 28, 2009, by and among Sierra Timeshare 2009-1 Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: June 3, 2009	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated June 3, 2009
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Indenture and Servicing Agreement, dated as of May 28, 2009, by and among Sierra Timeshare 2009-1 Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Servicer, Wells Fargo Bank, National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent.